                                                                                Exhibit 10-34a

                                              FIRST AMENDMENT TO THE
                                       O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                                          SAVINGS AND PROFIT SHARING PLAN
                                            (July 1, 1997 Restatement)

         This  Amendment  is  made  by  O'Sullivan   Industries   Holdings,   Inc.,  a  Delaware  corporation  (the
"Employer").

         WHEREAS, the Employer sponsors the O'Sullivan  Industries  Holdings,  Inc. Savings and Profit Sharing Plan
(the "Plan"); and

         WHEREAS,  pursuant to the terms of the Plan,  the Employer  reserved the right to amend the Plan from time to time in its discretion; and

         WHEREAS,  the Plan was most recently amended and restated in its entirety  generally  effective as of July
1, 1997; and

         WHEREAS,  the Internal Revenue Service has requested as part of the determination  letter  application for the Plan that certain sections of the Plan be clarified;

         NOW,  THEREFORE,  the Plan is amended as follows  effective  as of July 1, 1997  except as  otherwise  set forth herein:

         A.       Section  2.20 is  amended  by  deleting  the last two  sentences  of the last  paragraph thereunder.

B.       The first sentence of Section 10.03(f) is amended in its entirety to read as follows:

                  "Notwithstanding  the other  provisions  of this  Section  10.03,  if the  amount of any benefit  payable or  distributable  hereunder is no more than the  applicable  dollar  amount set forth in Code Section  411(a)(11)  (i.e.,  $3,500 for Plan Years beginning before August 5, 1997;
         or $5,000 for Plan Years beginning  after August 5, 1997),  then such benefit shall be payable in a single  lump sum and the  Distribution  Date shall be as soon as  practical  but not later than the date which is 60 days  following the end of the Plan year in which  termination of employment occurs (or such later date as may be described or provided for in Section  10.05);  provided such date would be earlier than the Distribution Date provided in subsection (b) above."

C.       Item (ii) of Section  11.05(a) is  clarified by deleting the  reference  to "Sections  401(a)(4)  and 410"
                  thereunder and inserting "Sections 401(a)(4) or 410" in lieu thereof.

D.       The second paragraph of Section 12.02 shall be amended in its entirety to read as follows:

                  "For purposes of this Article,  a  Participant's  "Limitation  Compensation"  shall mean his  earned  income,  wages,  salaries,  fees  for  professional  services,  commissions  paid to
         salesmen,   compensation   based  on  a  percentage  of  profits,   bonuses,   fringe   benefits,
         reimbursements  or other expense  allowances under a nonaccountable  plan (as described in Treas.
         Reg. Section  1.62-2(c)) and other amounts received for personal  services  actually  rendered in the course of employment  with the Employer.  For Limitation  Years  beginning after December 31,
         1997,  "Limitation  Compensation"  shall include all elective  contributions that are made by the
         Employer on behalf of the Employee that are not  includible  in gross income under  Sections 125,
         402(g)(3),  403(b),  457 and for Limitation Years beginning on or after January 1, 2001,  Section
         132(f)(4) of the Code.  "Limitation Compensation" shall exclude the following:"

E.       In all other respects, the Plan shall remain in effect.

                                                        * * * * * *

                                                  SIGNATURE PAGE

         IN WITNESS WHEREOF, the Employer has executed this Amendment as of this 29th day of October, 2002.

                                                     O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                                            /s/ Richard D. Davidson
                                                     By______________________________________
                                                              Richard D. Davidson
                                                              President and Chief Executive Officer
Attest:

 /s/ Rowland H. Geddie, III
__________________________________
Rowland H. Geddie, III
Vice President, General Counsel
and Secretary